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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 10, 2004 (November 9, 2004)

Petroleum Helicopters, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana

(State of Other Jurisdiction of Incorporation)

0-9827	72-0395707

(Commission File Number)	(IRS Employer Identification No.)

2001 SE Evangeline Thruway, Lafayette, LA	70508

(Address of Principal Executive Offices)	(Zip Code)

(800) 235-2452

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Table of Contents

Item 2.02. Results of Operations and Financial Condition

     On November 9, 2004, the Registrant issued a press release announcing its third quarter 2004 earnings. The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

     None.

     (b) Pro Forma Financial Information.

     None.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 9, 2004 announcing earnings for third quarter 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Helicopters, Inc. (Registrant)
Date: November 10, 2004	By:	/s/ Michael J. McCann
	Name:	Michael J. McCann
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 9, 2004 announcing earnings for third quarter 2004.